                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: April 29, 1999
                                        --------------
                       (Date of earliest event reported)



                         HELLER FUNDING CORPORATION II
                         -----------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  333-70507                             36-4261782
                  ---------                             ----------
         (Commission File Number)          (IRS Employer Identification Number)


     500 West Monroe Street, Chicago, Illinois              60661
     -----------------------------------------              -----
     (Address of principal executive offices)            (Zip Code)


                                (312) 441-7246
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 2.
-------

On April 29, 1999, Heller Financial, Inc., the sole shareholder of Heller Funding Corporation II ("HFCII"), approved the merger of HFCII with Heller Funding Corporation, a Delaware corporation ("HFC"). As the surviving corporation, HFC has succeeded to all of the rights, privileges, powers and franchises, as well as all of the properties and assets (if any), of HFCII, and HFC is responsible for all of the debts, liabilities and duties (if any) of HFCII. Heller Financial Inc. is the sole shareholder of HFC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

a) Both HFC and HFCII have no assets or liabilities to report on any financial statements prepared in accordance with generally accepted accounting principles. HFCII was, and HFC is, a limited purpose corporation.

         Neither HFC nor HFCII is required to file financial statements under the Securities Act of 1933 or the Securities Exchange Act of 1934.

(b)      Exhibit No.                     Description
          2            Plan and Agreement of Merger between HFC and HFCII



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 14, 1999
        ------------


                                                HELLER FUNDING CORPORATION II



                                                By: /s/ David R. Schmuck
                                                   ----------------------------
                                                        David R. Schmuck
                                                Title:  Vice President
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                                 EXHIBIT INDEX


Exhibit
Number   Document Description
------   --------------------

2     Plan and Agreement of Merger between HFC and HFCII Dated as of April 22,
      1999.